                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY
                             TIMET CAPITAL TRUST I

              3,500,000 6-5/8% Convertible Preferred Securities (1)
               Beneficial Unsecured Convertible Securities (BUCS)
         (Liquidation Amount $50.00 per Convertible Preferred Security)
                     Guaranteed to a Limited Extent by, and
                     Convertible into the Common Stock of,

                          TITANIUM METALS CORPORATION


                               PURCHASE AGREEMENT


                                                              New York, New York
                                                               November 20, 1996


     Salomon Brothers Inc
     Merrill Lynch, Pierce, Fenner
       & Smith Incorporated
     Morgan Stanley & Co.
       Incorporated
     As Representatives of the Initial Purchasers
     c/o Salomon Brothers Inc
     Seven World Trade Center
     New York, New York 10048


     Ladies and Gentlemen:

        TIMET Capital Trust I, a Delaware statutory business trust (the "Trust"), and Titanium Metals Corporation, a Delaware corporation (the "Company"), as sponsor of the Trust and as guarantor, propose to issue and sell to the parties named in Schedule I hereto (the "Initial Purchasers"), for whom you are acting as representatives (the "Representatives"), 3,500,000 (the "Firm Securities") of its 6-5/8% Convertible Preferred Securities, Beneficial Unsecured Convertible Securities (BUCS), liquidation amount $50.00 per Convertible Preferred Security ("Convertible Preferred Securities"). The Company and the Trust also propose to grant to the Initial Purchasers an option to purchase up to 525,000 additional
    Convertible Preferred Securities to cover   over-allotments, if any (the
    "Option






--------------------

    (1) Plus an option to purchase up to 525,000 additional Convertible Preferred Securities from the Trust to cover over-allotments.

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   Securities" and, together with the Firm Securities, the "Securities").  The
   Securities will represent undivided beneficial ownership interests in the assets of the Trust, will be guaranteed by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Company and The Chase Manhattan Bank, as trustee (the "Guarantee Trustee"), and will be effectively convertible into shares of the common stock, $.01 par value ("Common Stock"), of the Company initially at the conversion price set forth herein. The Securities are to be issued under the Amended and Restated Declaration of Trust of TIMET Capital Trust I (the "Declaration") dated as of November 20, 1996 among Joseph S. Compofelice, Robert E. Musgraves and Mark A. Wallace (each a "Regular Trustee" and, collectively, the "Regular Trustees"), The Chase Manhattan Bank, as Property Trustee (the "Property Trustee"), Chase Manhattan Bank Delaware, as Delaware Trustee (the "Delaware Trustee") and the Company, as Sponsor. The proceeds of the sale by the Trust of the Securities and its 6-5/8% Common Securities, liquidation amount $50 per Common Security ("Common Securities"), are to be invested in the 6-5/8% Convertible Junior Subordinated Debentures due 2026 (the "Convertible Debentures") of the Company, to be issued under an Indenture (the "Indenture") between the Company and The Chase Manhattan Bank, as Trustee (the "Indenture Trustee"). Holders (including subsequent transferees) of the Securities will have the registration rights set forth in the Registration Agreement (the "Registration Agreement") to be entered into among the Company, the Trust and the Initial Purchasers. Pursuant to the Registration Agreement, the Company and the Trust have agreed to file with the Securities and Exchange Commission (the "Commission") a shelf registration statement under the Securities Act of 1933 (the "Securities Act") to register resales of the Securities, the Guarantee, the Convertible Debentures and the Common Stock issuable upon conversion thereof. If you are the only Initial Purchasers, all references herein to the Representatives shall be deemed to be to the Initial Purchasers.

        The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Securities Act, in reliance upon exemptions from the registration requirements of the Securities Act. You have advised the Company that the Initial Purchasers will offer and sell the Securities purchased by them hereunder in accordance with Section 4





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                                                                               3


    hereof as soon as you deem advisable.

                 In connection with the sale of the Securities, the Company and the Trust have prepared a preliminary offering memorandum, dated November 11, 1996 (including Exhibit A thereto, the "Preliminary Memorandum"), and a final offering memorandum, dated November 20, 1996 (including any and all exhibits thereto, the "Final Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Company, the Trust and the Securities. The Company hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, all references herein to the Final Memorandum are to the Final Memorandum at the Execution Time (as defined below) and are not meant to include any amendment or supplement subsequent to the Execution Time.

                 1. Representations and Warranties. Each of the Company and the Trust represents and warrants to each Initial Purchaser as set forth below in this Section 1; provided, however, that the representations and warranties contained in clauses (b), (c) and (e) below shall not be deemed to constitute representations and warranties regarding the activities of the Initial Purchasers.

                 (a) The Final Memorandum, at the date hereof, does not, and at the Closing Date (as defined below) will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made by the Company or the Trust as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company or the Trust by or on behalf of the Initial Purchasers through the Representatives specifically for inclusion therein (which the parties hereto understand consists only of





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                                                                               4


         the names of the Initial Purchasers, the second full paragraph on page 5 of the Final Memorandum and the table below paragraph 1 and paragraphs 6 and 7 in the section of the Final Memorandum entitled "Plan of Distribution" (all such information shall be collectively referred to herein as the "Initial Purchaser Information")).

                 (b) Neither the Company, nor any of its Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")), nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act.

                 (c) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

                 (d) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

                 (e) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has engaged in any directed selling efforts with respect to the Securities, and each of them has complied with the offering restrictions requirement of Regulation S ("Regulation S") under the Securities Act. Terms used in this paragraph have the meanings given to them by Regulation S.

                 (f) The Company has been advised by the National Association of Securities Dealers, Inc. Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market that the Securities have been designated PORTAL-eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.

                 (g) Neither the Company nor the Trust is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940 (together with the rules and regulations thereunder, the "Investment Company Act"), nor is it a closed-end investment company required to be registered, but not registered, thereunder; neither the Company nor the Trust is and, after giving effect to the offer and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, will be an "investment company" as defined in the Investment Company Act.

                 (h) The Company is subject to and in compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act in all material respects.

                 (i) Neither the Company nor the Trust has paid or agreed to pay to any person any compensation for soliciting another to purchase any of the Securities (except as contemplated by this Agreement).

                 (j)  The information provided by the Company pursuant to
         Section 5(h) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (k) The Company has requested that the Initial Purchasers reserve up to 7,000 Firm Securities to be sold at the initial offering price to executive officers and directors of the Company and certain other individuals having relationships with the Company or such officers and directors.

                 2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Trust agree that the Trust will sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $50.00 per

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Security, plus accrued distributions, if any, from November 26, 1996 to the
Closing Date, the number of Firm Securities set forth opposite such Initial Purchaser's name in Schedule I hereto. Each Security will be convertible at the option of the holder into shares of Common Stock of the Company at a conversion rate of 1.339 shares of Common Stock per Security, subject to adjustment as described in the Final Memorandum.

                 (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust hereby grants an option (the "Option") to the Initial Purchasers to purchase, severally and not jointly, the Option Securities at a purchase price of $50.00 per Security, plus accrued distributions, if any, from November 26, 1996 to the settlement date for the Option Securities. The Option may be exercised only to cover over-allotments in the sale of the Firm Securities by the Initial Purchasers. The Option may be exercised in whole or in part at any time (but not more than once) on or before 5:00 p.m. New York City time, on the 30th day after the date of the Final Memorandum upon written, telecopied or telegraphic notice by the Representatives to the Company and the Trust setting forth the number of Option Securities as to which the Initial Purchasers are exercising the Option and the settlement date therefor. Delivery of certificates for the Option Securities, and payment therefor, shall be made as provided in Section 3 hereof. The number of Option Securities to be purchased by each Initial Purchaser shall be the same percentage of the total number of Option Securities to be purchased by the Initial Purchasers as such Initial Purchaser is purchasing of the Firm Securities, subject to such adjustments as the Representatives shall deem advisable.

                 As compensation for the commitments of the Initial Purchasers contained in this Section 2, the Company hereby agrees to pay to the Salomon Brothers Inc for the respective accounts of the Initial Purchasers an amount equal to $1.625 per Security times the total number of Firm Securities or Option Securities purchased by the Initial Purchasers on the Closing Date or the settlement date for the Option Securities, respectively, as commissions for the sale of such Firm Securities or Option Securities under this Agreement. Such payment will be made on the Closing Date with respect to the Firm Securities and on the settlement date for the Option Securities with respect to the Option Securities.

                 3. Delivery and Payment. Delivery of and payment for the Firm Securities and the Option Securities (if the Option provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on November 26, 1996, or such later date (not later than December 3, 1996) as the Representatives and the Company shall agree upon in writing, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the Initial Purchasers against payment by the Initial Purchasers through the Representatives of the purchase price thereof to or upon the order of the Trust by wire transfer drawn and payable in same day funds or such other manner of payment as may be agreed by the Company, the Trust and the Representatives. Delivery of the Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office of Cravath, Swaine & Moore ("Counsel to the Initial Purchasers"), Worldwide Plaza, 825 Eighth Avenue, New York, New York. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

                 The Company agrees to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

                 If the Option is exercised after the third business day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the Representatives, at Seven World Trade Center, New York, New York, on the date specified by the Representatives (which shall be within three business days after exercise of the Option), certificates for the Option Securities in such names and denominations as the Representatives shall have requested against payment of the purchase price thereof to or upon order of the Trust by wire transfer drawn and payable in same day funds or such other manner of payment as may be agreed by the Company, the Trust and the Representatives. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Initial Purchasers to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

                 4. Offering of Securities. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees, with the Company that:

                 (a) It has not offered or sold, and will not offer or sell, any Securities except (i) to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act) and to whom notice has been given that such sale is being made in reliance on Rule 144A, or (ii) to other institutional "accredited investors" (as defined in Rule 501(a)(1),(2), (3) or (7) of Regulation D) who provide to it and to the Company a letter in the form of Exhibit A hereto, or (iii) to certain executive officers and directors of the Company who are "accredited investors" (as defined in Rule 501(a)(4) of Regulation D), and certain individuals having relationships with the Company (or an executive officer or director thereof) who are "accredited investors" (as defined in Rule 501(a)(5) or (6) or who have such knowledge and experience in financial and business matters that such individuals are capable of evaluating the merits and risks of any investment in the Securities, who provide to it and to the Company a letter in the form of Exhibit B hereto, or
         (iv) in accordance with the restrictions set forth in Exhibit C hereto.

                 (b) Neither it nor any person acting on its behalf has made or will make offers or sales of the

         Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation
         D) in the United States.

                 5. Agreements. Each of the Company and the Trust agrees with each Initial Purchaser that:

                 (a) The Company will furnish to each Initial Purchaser, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as it may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                 (b) The Company will not amend or supplement the Final Memorandum without the prior written consent of the Representatives, which consent shall not be unreasonably withheld.

                 (c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representatives), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Company will promptly notify the Representatives of the same and, subject to the requirements of paragraph (b) of this Section 5, will prepare and provide to the Representatives pursuant to paragraph (a) of this Section 5 an amendment or supplement which will correct such statement or omission or effect such compliance.

                 (d) The Company and the Trust will arrange for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may reasonably designate and will maintain such qualifications in effect so long as required for the sale of the Securities. The Company will promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                 (e) The Company will not, and will not permit any of its affiliates (as defined in Rule 501(b) of Regulation D) (other than directors or officers of the Company who make resales in compliance with all applicable resale restrictions) to, resell any Securities that have been acquired by any of them.

                 (f) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act.

                 (g) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

                 (h) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act.

                 (i) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

                 (j) Each of the Company and the Trust will cooperate with the Representatives and use its respective best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

                 (k) The Company will not, without the prior written consent of Salomon Brothers Inc, directly or indirectly, offer, sell, contract to sell grant any other option to purchase or otherwise dispose of, or announce the offering of, any shares of preferred stock, $.01 par value ("Preferred Stock"), or Common Stock of the Company, or any securities convertible into, or exchangeable for shares of Preferred Stock or Common Stock, or enter into any agreement to do any of the foregoing, until 90 days following the date hereof (other than the Securities); provided, however, that the Company may issue Common Stock pursuant to any employee or director stock option or compensation plan in effect at the Execution Time.

                 (l) In connection with any disposition of Securities pursuant to a transaction made in compliance with paragraph 1 of Exhibit A, the Company will reissue certificates evidencing such Securities without a restrictive legend (provided, if requested, that the legal opinion referred to therein so permits).

                 (m) During the period of three years after the last date of original issuance of the Securities, neither the Company nor the Trust will be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act and will not be or become a closed-end investment company required to be registered, but not registered, under the Investment Company Act.

                 6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Firm Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Trust contained herein at the date and time that this Agreement is executed and delivered by the parties hereto (the "Execution Time"), and the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Trust made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Trust of its obligations hereunder in all material respects and to the following additional conditions:

                 (a) The Company and the Trust shall have furnished to the Representatives the opinion of Robert E. Musgraves, Esq., counsel to the Company and the Trust, dated the Closing Date (with respect to paragraphs (i) through (vi) below and the due authorization, execution and delivery aspects of paragraphs (vii) through (ix) below), and the opinion of Bartlit Beck Herman Palenchar & Scott, special counsel to the Company and the Trust, dated the Closing Date (with respect to paragraphs (vii) through (xv) below), to the effect that:

                          (i) each of the Company and the subsidiaries of the Company listed on Schedule II hereto (individually, a "Subsidiary" and collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

                          (ii) all the outstanding shares of capital stock of the Company and each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Memorandum, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest (other than in favor of the Company's lenders) and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                          (iii) the Company's authorized equity capitalization is as set forth in the Final Memorandum and the Securities conform to the description thereof contained in the Final Memorandum; the shares of Common Stock initially issuable upon conversion of the Securities have been duly authorized for listing, subject to official notice of issuance, on the Nasdaq National Market; the holders of the outstanding shares of capital stock of the Company are not entitled to any preemptive or other rights to subscribe for the Securities, the Convertible Debentures or the shares of Common Stock issuable upon conversion thereof, or the Common Securities, except as described in the first paragraph of the Final Memorandum under the section entitled "Shareholders' Agreements"; and the shares of Common Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance upon such conversion and, when issued upon conversion, will be validly issued, fully paid and nonassessable;

                          (iv) to the knowledge of such counsel, after due inquiry, (A) the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and as described in the Final Memorandum; (B) the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Declaration and the agreements and instruments contemplated by the Declaration and the Final Memorandum; and (C) the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Declaration and described in the Final Memorandum;

                          (v)  to the knowledge of such counsel, after
                 due inquiry, (A) there is no pending or overtly threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company, the Trust or any of the Subsidiaries of a character required to be disclosed in the Final Memorandum which is not so disclosed; and (B) there is no franchise, contract or other document of a character required to be described in the Final Memorandum, which is not so described;

                          (vi) this Agreement has been duly authorized, executed and delivered by the Company and duly executed and delivered by the Trust;

                          (vii) the Registration Agreement has been duly authorized, executed and delivered by the Company and duly executed and delivered by the Trust, and constitutes a legal, valid and binding instrument enforceable against the Company and the Trust in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect);

                          (viii) the Indenture has been duly authorized, executed and delivered, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect); the Convertible Debentures have been duly and validly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Trust, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

                          (ix) the Guarantee has been duly authorized, executed and delivered, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect);

                          (x) all of the issued and outstanding Common Securities will be owned directly by the Company free and clear of any security interest, claims, liens or encumbrances;

                          (xi) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company or the Trust of the transactions contemplated by this Agreement, the Registration Agreement, the Declaration, the Indenture and the Guarantee, except such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Securities by the Initial Purchasers and such other approvals (specified in such opinion) as have been obtained, and except in connection with the registration of the Securities, the Guarantee, the Convertible Debentures and the Common Stock issuable upon conversion thereof pursuant to the Registration Agreement;

                          (xii) neither the issue and sale of the Securities or the Convertible Debentures, the execution and delivery of the Declaration, the Indenture, the Guarantee or the Registration Agreement, the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under or violate (A) any of the terms, conditions or provisions of the charter or by-laws of the Company or the Declaration, (B) to the knowledge of such counsel, after due inquiry, any of the terms, conditions or provisions of any material document, agreement or other instrument to which the Company or any of its subsidiaries or the Trust is a party or by which the Company or any of its subsidiaries or the Trust is bound, (C) any law or regulation or, to the knowledge of such counsel after due inquiry, any judgment, order, decree or ruling applicable to the Company or any of its subsidiaries or the Trust of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries or the Trust;

                          (xiii) assuming the accuracy of the representations and warranties and compliance with the agreements contained herein, no registration of the Securities or the Convertible Debentures under the Securities Act is required, and no qualification of the Declaration, the Indenture or the Guarantee under the Trust Indenture Act of 1939 is necessary, for the offer and sale by the Initial Purchasers of the Securities in the manner contemplated by this Agreement;

                          (xiv) neither the Trust nor the Company is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, nor is it a closed-end investment company required to be registered, but not registered, thereunder; and each of the Trust and the Guarantor is not and, after giving effect to the offer and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, will not be an "investment company" as defined in the Investment Company Act; and

                          (xv) the Securities, the Common Securities, the Convertible Debentures and each of the Guarantee, the Registration Agreement, the Indenture and the Declaration conform in all material respects to the descriptions thereof contained in the Final Memorandum.

                          Each such counsel shall also state that, in the course of preparation by the Company of the Final

         Memorandum, such counsel has participated in conferences with officers and other representatives of the Company and the Trust, representatives of the independent public accountants for the Company and the Trust, representatives of the Initial Purchasers and representatives of counsel for the Initial Purchasers, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Final Memorandum and related matters and, although such counsel has not independently verified and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum (other than as expressly set forth in such counsel's opinion), no facts have come to the attention of such counsel which would lead such counsel to believe that the Final Memorandum (other than the financial or statistical information contained therein or omitted therefrom as to which such counsel need not express an opinion), as of its date or on the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In rendering such opinions, each such counsel may rely, as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, the Trust and public officials, and, with respect to certain matters of Delaware law relating to the Trust, on the opinion of Richards, Layton & Finger, special Delaware counsel to the Trust.

                          All references in this Section 6(a) to the Final Memorandum shall be deemed to include any amendment or supplement thereto at the Closing Date.

                 (b) The Company and the Trust shall have furnished to the Representatives the opinion of Kirkland & Ellis, special tax counsel to the Company and the Trust, dated the Closing Date, to the effect that:

                          (i) the Trust will be classified as a grantor
                 trust and not as a partnership or an association taxable as a corporation; for United States federal income tax purposes, each holder of Convertible Preferred Securities will be considered the owner of an undivided interest in the Convertible Debentures, and each holder will be required to include in its gross income any original issue discount
                 accrued or other income or gain with respect   to its
                 allocable share of the Convertible Debentures;

                          (ii) the Convertible Debentures will be classified for United States federal income tax purposes as indebtedness of the Company; and

                          (iii) the statements set forth under the heading "United States Federal Income Taxation" in the Final Memorandum, insofar as such statements purport to summarize the United States federal income tax consequences of the purchase, ownership and disposition of Convertible Preferred Securities, provide a fair summary of such consequences.

                 (c) The Company and the Trust shall have furnished to the Representatives the opinion of Richards, Layton & Finger, special Delaware counsel to the Trust, dated the Closing Date, to the effect that:

                          (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

                          (ii) under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority to own its property and conduct its business, all as described in the Final Memorandum;

                          (iii) the Declaration constitutes a valid and binding obligation of the Company and the trustees of the Trust, and is enforceable against the Company and the trustees of the Trust in accordance with its terms;

                          (iv) under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority (i) to execute and deliver, and to perform its obligations under, the Purchase Agreement and the Rights Agreement, and (ii) to issue and perform its obligations under the Securities and the Common Securities;

                          (v) under the Delaware Business Trust Act and the Declaration, the execution and delivery by the Trust of the Purchase Agreement and the Rights Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust;

                          (vi) the Securities have been duly authorized by the Declaration and are duly and validly issued and fully paid and nonassessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Declaration; the holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that the holders may be obligated, pursuant to the Declaration, (A) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Securities certificates and the issuance of replacement Securities certificates, and
                 (B) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

                          (vii)  under the Delaware Business Trust Act
                 and the Declaration, the issuance of the Securities and the Common Securities is not subject to preemptive rights;

                          (vii)  the Common Securities have been duly
                 authorized by the Declaration and are duly and validly issued and fully paid undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Declaration; and

                          (ix) the issuance and sale by the Trust of the Securities and the Common Securities, the exchange of the Convertible Debentures for the Securities, the execution, delivery and performance by the Trust of the Purchase Agreement and the Rights Agreement, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations thereunder, (A) do not violate (1) any of the provisions of the certificate of the Trust or the Declaration or (2) any applicable Delaware law or administrative regulation thereunder and (B) do not require any consent, approval, order or authorization of any Delaware court or Delaware governmental authority or agency under the laws of the State of Delaware.

                 (d) The Chase Manhattan Bank shall have furnished to the Representatives the opinion of Seward & Kissel, special counsel to The Chase Manhattan Bank, dated the Closing Date, to the effect that:

                          (i)  The Chase Manhattan Bank has been duly
                 incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York;

                          (ii) each of the Declaration, the Indenture and the Guarantee has been duly authorized, executed and delivered by the Property Trustee, the Indenture Trustee and the Guarantee Trustee, respectively, and constitutes a legal, valid and binding instrument enforceable against the Property Trustee, the Indenture Trustee and the Guarantee Trustee in accordance with its respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect);

                          (iii) no consent, approval, authorization or order of any federal or New York State banking authority is required for the consummation of the transactions contemplated by the Declaration, the Indenture or the Guarantee by the Property Trustee, the Indenture Trustee or the Guarantee Trustee, respectively; and

                          (iv) neither the execution and delivery of the Declaration, the Indenture or the Guarantee, the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of The Chase Manhattan Bank or the terms of any indenture or other agreement or instrument known to such counsel and to which The Chase Manhattan Bank is a party or bound or any judgment, order or decree known to such counsel to be applicable to The Chase Manhattan Bank of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over The Chase Manhattan Bank.

                 (e) Chase Manhattan Bank Delaware shall have furnished to the Representatives the opinion of David J. Clark, Vice President, Secretary and Counsel of Chase Manhattan Bank Delaware, dated the Closing Date, to the effect that Chase Manhattan Bank Delaware has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Delaware; and has full corporate power and authority to act as trustee of a statutory business trust under the laws of the State of Delaware.

                 (f) The Representatives shall have received from Cravath, Swaine & Moore, special counsel to the Initial Purchasers, such opinion or opinions, dated the Closing

         Date, with respect to the issuance and sale of the Securities, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Representatives may reasonably require, and the Company and the Trust shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                 (g)  The Company shall have furnished to the
         Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that:

                      (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has in all material respects complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

                      (ii) since the date of the most recent financial statements included in the Final Memorandum, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

                 (h)  At the Execution Time and at the Closing Date,
         Coopers & Lybrand L.L.P. shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder and Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants (the "AICPA") and that they have performed a review of the unaudited interim financial information as of September 29, 1996 and for the nine-month periods ended October 1, 1995 and September 29, 1996 in accordance with Statement of Auditing Standards No. 71 and stating in effect that:

                          (i) in their opinion the audited financial statements and financial statement schedules and pro forma financial statements included in the Final Memorandum and reported on by them comply in form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder;

                          (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review in accordance with the standards established by the AICPA of the unaudited interim financial information as indicated in their reports included or incorporated in the Final Memorandum; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 1995, nothing came to their attention which caused them to believe that:

                                  (1)  any unaudited financial statements
                          included in the Final Memorandum do not comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not, in all material respects, in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Final Memorandum; or

                                  (2) with respect to the period subsequent to September 29, 1996, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt (including current maturities) of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company or decreases in working capital of the Company and its subsidiaries as compared with the amounts shown on the September 29, 1996 consolidated balance sheet included in the Final Memorandum, or for the period from September 30, 1996 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in the net sales, total operating income (or increases in total operating loss), per share amounts of net income, increase in interest expense or decrease in earnings before interest, taxes, depreciation and amortization of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                                (3) the information included under the headings "Selected Consolidated Historical and Pro Forma Financial Data" and
                          "Management--Summary Compensation Table" is not in conformity with the disclosure requirements of Regulation S-K.

                    (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Final Memorandum, including the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Final Memorandum, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                 All references in this Section 6(h) to the Final Memorandum shall be deemed to include any amendment or supplement thereto at the date of the letter.

                 (i) At the Execution Time and at the Closing Date, KPMG Peat Marwick LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to IMI plc and its subsidiaries within the meaning of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder and Rule 101 of the Code of Professional Conduct of the AICPA and stating in effect that:

                          (i) in their opinion the audited financial statements and financial statement schedules of the IMI Titanium Business (as defined in the Final Memorandum) included in the Final Memorandum and reported on by them comply in form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder; and

                    (ii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Final Memorandum agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                 All references in this Section 6(i) to the Final Memorandum shall be deemed to include any amendment or supplement thereto at the date of the letter.

                 (j) At the Execution Time and at the Closing Date, Price Waterhouse LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to Titanium Hearth Technologies within the meaning of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder and Rule 101 of the Code of Professional Conduct of the AICPA and stating in effect that:

                          (i) in their opinion the audited financial statements and financial statement schedules of the Titanium Hearth Technologies included in the Final Memorandum and reported on by them comply in form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder; and

                          (ii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Final Memorandum agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                 All references in this Section 6(j) to the Final Memorandum shall be deemed to include any amendment or supplement thereto at the date of the letter.

                 (k) At the Execution Time and at the Closing Date, Price Waterhouse LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to Axel Johnson Metals, Inc. (including any successor thereto) within the meaning of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder and Rule 101 of the Code of Professional Conduct of the AICPA and stating in effect that:

                          (i) in their opinion the audited financial statements and financial statement schedules of Axel Johnson Metals, Inc. included in the Final Memorandum and reported on by them comply in form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder; and

                          (ii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Final Memorandum agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                 All references in this Section 6(k) to the Final Memorandum shall be deemed to include any amendment or supplement thereto at the date of the letter.

                 (l) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (d) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause
         (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Final Memorandum.

                 (m) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit D hereto from each of Tremont Corporation ("Tremont"), Union Titanium Sponge Corporation ("UTSC"), Joseph S. Compofelice, Andrew R. Dixey and J. Landis Martin, addressed to the Representatives, in which each such person irrevocably agrees that, without the prior written consent of Salomon Brothers Inc, such person will not, directly or indirectly, offer, sell, contract to sell, grant any other option to purchase or otherwise dispose of, or announce the offering of, any shares of Common Stock beneficially owned by such person (other than the shares of Common Stock subject to the option granted to Tremont and UTSC by IMI Americas, Inc.) or any securities convertible into, or exchangeable for, shares of Common Stock, or enter into any agreement to do any of the foregoing, for a period of 90 days following the date of this Agreement.

                 (n) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                 (o) The Registration Agreement shall have been duly executed and delivered by the Company and the Trust.

                 If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and Counsel to the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                 The documents required to be delivered by this Section 6 will be delivered at the offices of Cravath, Swaine & Moore, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the Closing Date.

                 7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof (other than Section 6(e) or 6(f); provided, however, that the non-satisfaction of Section 6(f) as a result of any failure on the part of the Company or the Trust to furnish any document reasonably requested of either of them by Cravath, Swaine & Moore shall not relieve the Company of its liability hereunder) is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or the Trust to perform in any material respect any agreement herein or comply in any material respect with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                 8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the

Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum or any information provided by the Company to any holder or prospective purchaser of Securities pursuant to
Section 5(h), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company or the Trust by or on behalf of any Initial Purchasers through the Representatives specifically for inclusion therein (which the parties hereto understand consists only of the Initial Purchaser Information) and (ii) such indemnity with respect to any untrue statement or omission in the Preliminary Memorandum shall not inure to the benefit of any Initial Purchaser from whom the person asserting any such loss, claim, damage or liability purchased the Securities that are the subject thereof, to the extent that any such loss, claim, damage or liability of such Initial Purchaser occurs under the circumstances where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment or the parties shall have agreed that (x) the Company had previously furnished copies of the Final Memorandum to the Initial Purchaser, (y) the untrue statement or omission of a material fact contained in the Preliminary Memorandum was completely corrected in the Final Memorandum and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Final Memorandum. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                 (b) Each Initial Purchaser severally agrees to indemnify and hold harmless each of the Company and the Trust, its respective directors, officers or trustees, as the case may be, and each person who controls the Company or the Trust, as the case may be, within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company or the Trust by or on behalf of such Initial Purchaser through the Representatives specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Company acknowledges that the Initial Purchaser Information constitutes the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto), and you, as the Representatives, confirm that such information is correct.

                 (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ one separate counsel (and, in addition, one local counsel in any relevant jurisdiction for an indemnified party), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. An indemnifying party will not, without the prior written consent of the indemnified parties (not to be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                 (d)      In the event that the indemnity provided in paragraph
(a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Initial Purchasers agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Trust and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Initial Purchasers from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Initial Purchasers in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering of the Securities (before deducting expenses), and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received by the Initial Purchasers from the Company in connection with the purchase of the Securities hereunder. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Trust, on the one hand, or the Initial Purchasers, on the other. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company or the Trust within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company or trustee of the Trust shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                 9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any non-defaulting Initial Purchaser, the Company or the Trust. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company, the Trust or any non-defaulting Initial Purchaser for damages occasioned by its default hereunder.

                 10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in any of the Company's securities shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited (other than pursuant to the "circuit breaker" rules) or minimum prices shall have been established on the New York Stock Exchange or the Nasdaq National Market, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Memorandum.

                 11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or the Trust or their respective officers or Trustees and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Company or the Trust or any of the officers, directors, trustees or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                 12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York 10048; or, if sent to the Company or the Trust, will be mailed, delivered or telegraphed and confirmed to it at 1999 Broadway (Suite 4300), Denver, Colorado 80202,
Attention:  Vice President, General Counsel and Secretary.

                 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

                 14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                 15. Business Day. For purposes of this Agreement, "business day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York, New York are authorized or obligated by law, executive order or regulation to close.

                 16. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all such counterparts will together constitute one and the same instrument.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the Initial Purchasers.


                                          Very truly yours,

                                          TIMET CAPITAL TRUST I


                                          By:
                                             ---------------------------
                                             Name:
                                             Title:


                                          TITANIUM METALS CORPORATION,


                                          By:
                                             ---------------------------
                                             Name:
                                             Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written:

Salomon Brothers Inc
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated
Morgan Stanley & Co.
  Incorporated

By:  SALOMON BROTHERS INC,


     By
        -----------------------------
        Name:
        Title:

For themselves and the other
Initial Purchasers named in
Schedule I to the foregoing Agreement.

                                   SCHEDULE I


                                                      Number of
                                                   Firm Securities
         Initial Purchaser                         to be Purchased
         -----------------                         ---------------
Salomon Brothers Inc  ......................          1,166,668
Merrill Lynch, Pierce, Fenner
   & Smith Incorporated  ...................          1,166,666
Morgan Stanley & Co. Incorporated  .........          1,166,666
                                                      ---------

         Total  ................................      3,500,000
                                                      =========

                                  SCHEDULE II


                                                                                            % of the
                                                  Jurisdiction of                          Company's
                                                  Incorporation or                     Voting Securities
 Name of Subsidiary                                 Organization                             Held
 ------------------                               ----------------                     -----------------
 TIMET Savoie, S.A.                               France                                       70
 Titanium Hearth Technologies,                    Delaware                                    100
   Inc.

   TIMET Hearth Melting                           Colorado                                    100
   Corporation

   Titanium Hearth Technologies,                  Pennsylvania                                100
   G.P.
 TIMET UK Limited                                 United Kingdom                              100

 TIMET Castings Corporation                       Oregon                                      100

                                                                       EXHIBIT A
                         Form of Investment Letter for
                       Institutional Accredited Investors


                                                               November   , 1996
                                                                        --

Titanium Metals Corporation
1999 Broadway, Suite 4300
Denver, CO 80202

Salomon Brothers Inc
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated
Morgan Stanley & Co.
  Incorporated
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048


Dear Sirs:

                 In connection with our proposed purchase of _______ 6-5/8% Convertible Preferred Securities, Beneficial Unsecured Convertible Securities
(BUCS) (the "Securities") of TIMET Capital Trust I, a Delaware statutory business trust (the "Trust"), we confirm that:

                 1. We understand that the Securities, the 6-5/8% Convertible Junior Subordinated Debentures due 2006 (the "Debentures") of Titanium Metals Corporation (the "Company") and the common stock, $.01 par value, of the Company (the "Common Stock") issuable upon conversion thereof have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We understand and agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, (x) that such Securities are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and (y) that if we should resell, pledge or otherwise transfer such Securities, Debentures and the Common Stock issuable upon conversion thereof within three years after the last date of the original issuance of the Securities or, if later, within three months after we cease to be an affiliate (within the meaning of Rule 144 under the Securities Act) of the Company, such Securities, Debentures and the Common Stock issuable upon conversion thereof may be resold, pledged or transferred only (i) to the Company, (ii) so long as the Securities, Debentures and the Common Stock issuable upon conversion thereof are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A) ("Qualified Institutional Buyer") that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificates if such securities are not in book-entry form), (iii) in an offshore transaction in accordance with Regulation S under the Securities Act (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificates if such securities are not in book-entry form), but, if we are a non-U.S. person, prior to the expiration of the "40 day restricted period" (within the meaning of Rule 903(c)(3) of Regulation S under the Securities Act), our transferee shall certify that such transferee is a non-U.S. person, (iv) to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificates if such securities are not in book-entry form) that has certified to the Company and the Property Trustee (or, in the case of the Debentures and the Common Stock, the Indenture Trustee and the Transfer Agent, respectively) that it is such an accredited investor and is acquiring the Securities, Debentures or the Common Stock issuable upon conversion thereof for investment purposes and not for distribution, but, if we are a non-U.S. person, prior to the expiration of the "40 day restricted period" (within the meaning of Rule 903(c)(3) of Regulation S under the Securities Act), our transferee shall certify that such transferee is a non-U.S. person, (v) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act, or (vi) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States, and we will notify any purchaser of the Securities, Debentures or the Common Stock issuable upon conversion thereof from us of the above resale restriction, if then applicable. We further understand that, in connection with any transfer of the Securities, Debentures or the Common Stock issuable upon conversion thereof by us, the Company and the Property Trustee (or, in the case of the Debentures and the Common Stock, the Indenture Trustee and the Transfer Agent, respectively) may request, and, if so requested we will furnish, such certificates, legal opinions and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions.

                 2. We are able to fend for ourselves in the transactions contemplated by the offering memorandum, we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, the Debentures or the Common Stock issuable upon conversion thereof and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment and can afford the complete loss of such investment.

                 3. We understand that the minimum aggregate stated liquidation amount of Securities that may be purchased by an institutional "accredited investor" is $250,000.

                 4. We understand that the Company and Salomon Brothers Inc, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (the "Initial Purchasers"), and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and we will agree that if any of the acknowledgments, representations and warranties deemed to have been made by us by our purchase of the Securities, for our own account or for one or more accounts as to each of which we exercise sole investment discretion, are no longer accurate, we shall promptly notify the Company and the Initial Purchasers.

                 5. We are acquiring the Securities purchased by us for investment purposes, and not for distribution, for our own account or for one or more accounts as to each of which we exercise sole investment discretion and we are or such account is an institution which is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act).

                 6. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                              Very truly yours,

                                              ------------------------------
                                              (Name of purchaser)


                                              By:---------------------------
                                                 Name:
                                                 Title:
                                                 Date:

                                                                       EXHIBIT B
                         Form of Investment Letter for
                Executive Officers and Directors of the Company
             and Individuals Having a Relationship with the Company
                         or such Officers and Directors

                                                               November   , 1996
                                                                        --
Titanium Metals Corporation
1999 Broadway, Suite 4300
Denver, CO 80202

Salomon Brothers Inc
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated
Morgan Stanley & Co.
  Incorporated
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Dear Sirs:

                 In connection with my proposed purchase of _______ 6-5/8% Convertible Preferred Securities, Beneficial Unsecured Convertible Securities
(BUCS) (the "Securities") of TIMET Capital Trust I, a Delaware statutory business trust (the "Trust"), I confirm that:

                 1. I understand that the Securities, the 6-5/8% Convertible Junior Subordinated Debentures due 2006 (the "Debentures") of Titanium Metals Corporation (the "Company") and the common stock, $.01 par value, of the Company (the "Common Stock") issuable upon conversion thereof have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. I understand and agree, on my own behalf, (x) that such Securities are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and (y) that if I should resell, pledge or otherwise transfer such Securities, Debentures and the Common Stock issuable upon conversion thereof within three years after the last date of the original issuance of the Securities or, if later, within three months after I cease to be an affiliate (within the meaning of Rule 144 under the Securities Act) of the Company, such Securities, Debentures and the Common Stock issuable upon conversion thereof may be resold, pledged or transferred only (i) to the Company, (ii) so long as the Securities, Debentures and the Common Stock issuable upon conversion thereof are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom I reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A) ("Qualified Institutional Buyer") that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificates if such securities are not in book-entry form), (iii) in an offshore transaction in accordance with Regulation S under the Securities Act (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificates if such securities are not in book-entry form), (iv) to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificates if such securities are not in book-entry form) that has certified to the Company and the Property Trustee (or, in the case of the Debentures and the Common Stock, the Indenture Trustee and the Transfer Agent, respectively) that it is such an accredited investor and is acquiring the Securities, Debentures or the Common Stock issuable upon conversion thereof for investment purposes and not for distribution, (v) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act, or (vi) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States, and I will notify any purchaser of the

         Securities, Debentures or the Common Stock issuable upon conversion thereof from me of the above resale restriction, if then applicable.
         I further understand that, in connection with any transfer of the Securities, Debentures or the Common Stock issuable upon conversion thereof by me, the Company and the Property Trustee (or, in the case of the Debentures and the Common Stock, the Indenture Trustee and the Transfer Agent, respectively) may request, and, if so requested I will furnish, such certificates, legal opinions and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions.

                 2. I am either (A) an "accredited investor" (as defined in Rule 501(a)(4), (5) or (6) or (B) an individual having such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of my investment in the Securities, the Debentures or the Common Stock issuable upon conversion thereof, and I am able to fend for myself in the transactions contemplated by the offering memorandum, am able to bear the economic risk of my investment and can afford the complete loss of such investment.

                 3. I understand that the Company and Salomon Brothers Inc, Merrill Lynch, Pierce, Fenner & Smith and Morgan Stanley & Co. Incorporated (the "Initial Purchasers"), and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and I will agree that if any of the acknowledgments, representations and warranties deemed to have been made by me by my purchase of the Securities, are no longer accurate, I shall promptly notify the Company and the Initial Purchasers.

                 4. I am acquiring the Securities purchased by me for investment purposes, and not for distribution, for my own account.

                 5. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                             Very truly yours,


                                             ------------------------------
                                             Name:
                                             Date:

                                                                       EXHIBIT C
                      Selling Restrictions for Offers and
                        Sales outside the United States

                 (1)(a) The Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser represents and agrees that, except as otherwise permitted by
Section 4(a)(i) or (ii) of the Agreement to which this is an exhibit, it has offered and sold the Securities, and will offer and sell the Securities, (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S under the Securities Act.
Accordingly, each Initial Purchaser represents and agrees that neither it, nor any of its affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Initial Purchaser agrees that, at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 4(a)(i) or (ii) of the Agreement to which this is an exhibit), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                 "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and December 4, 1996, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used above have the meanings given to them by Regulation S."

                 (b) Each Initial Purchaser also represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

                 (c) Terms used in this section have the meanings given to them by Regulation S.

                 (2) Each Initial Purchaser represents and agrees that (i) it has not offered or sold, and will not offer or sell, in the United Kingdom, by means of any document, any Securities other than to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or as agent (except in circumstances which do not constitute an offer to the public within the meaning of the Companies Act 1985 of Great Britain), (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

                                                                       EXHIBIT D
                             Form of Lock-Up Letter


                                                               November __, 1996


Salomon Brothers Inc
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated
Morgan Stanley & Co.
  Incorporated
c/o Salomon Brothers Inc
Seven World Trade Center
New York, NY 10048


Ladies and Gentlemen:

                 The undersigned understands that you and certain other firms propose to enter into a purchase agreement (the "Purchase Agreement") providing for the purchase by you and such other firms (the "Initial Purchasers") of the 6- 5/8% Convertible Preferred Securities, Beneficial Unsecured Convertible Securities (BUCS) (the "Securities") of TIMET Capital Trust I (the "Trust"), which are convertible at the option of the holder thereof into the common stock, $.01 par value (the "Common Stock") of Titanium Metals Corporation (the "Company"), and that the Initial Purchasers propose to resell the Securities to investors as more fully described under the heading "Plan of Distribution" in the final Offering Memorandum relating to the Securities dated November 20, 1996.

                 In consideration of the execution of the Purchase Agreement by the Initial Purchasers, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Salomon Brothers Inc, the undersigned will not, directly or indirectly, offer, sell, contract to sell, grant any other option to purchase or otherwise dispose of, or announce the offering of, any shares of Common Stock [(other than the shares of Common Stock subject to the option granted to the undersigned by IMI Americas, Inc.)] or any securities convertible into, or exchangeable for, shares of Common Stock, or enter into any agreement to do any of the foregoing, for a period of 90 days following the date of the Purchase Agreement; provided, however, that the undersigned may pledge shares of Common Stock to secure extensions of credit in the ordinary course.

                 The undersigned agrees that the provisions of this letter agreement shall be binding upon the successors, assigns, heirs and personal representatives of the undersigned.

                 In furtherance of the foregoing, the Company and First Chicago Trust Company of New York, its Transfer Agent, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this letter agreement.

                 It is understood that, if the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to the payment for and delivery of the Securities, the undersigned shall be released from our obligations under this letter agreement without any action by such person.

                 This letter agreement shall be governed by and construed in accordance with the laws of the State of New York (other than its rules of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby).


                                          Very truly yours,

                                          [CORPORATE STOCKHOLDER,


                                              By:---------------------------
                                                 Name:
                                                 Title:
                                                 Date:]


                                          [------------------------------
                                              Name:
                                              Date:]